THE BROWN CAPITAL MANAGEMENT MID COMPANY FUND

Ticker Symbol BCMSX (Investor Shares), BCMIX (Institutional Shares)

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

Ticker Symbol BCSIX (Investor Shares), BCSSX (Institutional Shares)

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

Ticker Symbol BCIIX (Investor Shares), BCISX (Institutional Shares)

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL SMALL COMPANY FUND

Ticker Symbol BCSVX (Investor Shares), BCSFX (Institutional Shares)

Each a series of

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

Supplement dated October 1, 2021

to the Summary Prospectuses, Prospectuses and the Statement of Additional Information dated June 22, 2021

Important Notice Regarding a Change in

Administrator, Fund Accounting Agent and Transfer Agent

On July 2, 2021, Brown Capital Management, LLC (“BCM”) completed a transaction to become a majority owner of Commonwealth Fund Services, Inc. (“CFS”), a full-service administrative, fund-accounting, transfer-agency and shareholder services firm based in Richmond, Virginia. Following the closing of the transaction, BCM, in coordination with CFS, presented to the Board of Trustees (the “Board”) of the Brown Capital Management Mutual Funds (the “Trust”) a proposal to have CFS begin serving as the administrator, fund accounting agent and transfer agent to the mutual funds of the Trust – the Brown Capital Management Mid Company Fund, the Brown Capital Management Small Company Fund, the Brown Capital Management International Equity Fund and the Brown Capital International Small Company Fund (collectively, the “Funds’). The Board conducted a very thorough review of CFS, which included, among other things, a consideration of CFS’ policies and procedures, CFS’ financial condition, interviews with firm personnel, system capabilities, regulatory examinations, and its financial condition. The Board also requested information from BCM regarding its financial commitment to CFS and its anticipated role, if any, in overseeing the management and operations of CFS. BCM confirmed that they will continue to focus their attention on the management of the Funds with the mission of generating exceptional outcomes for investors while allowing CFS’ team of professionals to focus on providing high quality administration, fund accounting and transfer agency services to the Funds. While the Board considered the potential benefits to BCM from this arrangement, the Board gave considerable weight to the anticipated long-term benefits to the Funds. Taking into consideration the information that had been provided to it, the Board approved the proposal to move the operational serving of the Funds to CFS.

Effective on or about April 1, 2022, the Funds will no longer be serviced by SS&C ALPS Fund Services, Inc (“ALPS”). All references in the Funds’ Prospectuses, Summary Prospectuses and Statement of Additional Information to ALPS will be removed as of this date in their entirety as it relates to providing ongoing services to the Funds. CFS will be replacing ALPS in the capacities described herein. In addition, new contact information (i.e., telephone and physical address) for the Funds has been listed below as well.

For more information regarding this supplement please call 1-877-892-4BCM.

THE ADMINISTRATOR AND TRANSFER AGENT

Commonwealth Fund Services, Inc. (“Administrator”) acts as the Funds’ administrator, transfer agent and dividend disbursing agent. In the performance of its administrative responsibilities to the Funds, the Administrator coordinates the services of vendors to the Funds and provides the Funds with certain administrative and fund accounting services. The Administrator is majority owned by a company that is controlled by Brown Capital Management, LLC, the Funds’ investment adviser. Through its majority ownership of the Administrator, BCM will receive (indirectly) fees from the Funds for the services provided by the Administrator and, it is possible Brown Capital Management, LLC could make a profit from such service fees.

Purchase and Sale of Fund Shares. Each Fund’s minimum initial investment for [Investor Shares is $5,000 ($2,000 for IRA and Keogh Plans)]. [Each Fund’s minimum initial investment for Institutional Shares is $500,000]. Each Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan). Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds (the “Trust”), specifying Fund name and share class, c/o Commonwealth Fund Services, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Redemption orders by facsimile should be transmitted to (804) 330-5809. Please call the Funds at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Funds have also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the particular Fund(s), Administrator, and Transfer Agent. The particular Fund(s) will charge a $35 fee and may redeem shares of that fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the applicable fund, to:

Brown Capital Management Mutual Funds

[Name of Fund and Share Class]

c/o Commonwealth Fund Services, Inc.

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Brown Capital Management Mutual Funds

[Name of Fund and Share Class]

c/o Commonwealth Fund Services, Inc.

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.